MuniAssets
                                                              Fund, Inc.

                                                     STRATEGIC
                                                              Performance

                                [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              November 30, 1998

MuniAssets Fund, Inc.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................   2.8%
AA/Aa ...............................................................   2.2
A/A .................................................................   6.3
BBB/Baa .............................................................  13.4
BB/Ba ...............................................................  18.7
B/B .................................................................  14.1
CCC/Caa .............................................................   2.1
NR (Not Rated) ......................................................  41.3
Other* ..............................................................   0.3
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.

                                        MuniAssets Fund, Inc., November 30, 1998

DEAR SHAREHOLDER

For the six months ended November 30, 1998, MuniAssets Fund, Inc. earned $0.418 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.67%, based on a month-end per share net asset value of $14.70. Over the same period, the Fund's total investment return was +2.48%, based on a change in per share net asset value from $14.77 to $14.70, and assuming reinvestment of $0.422 per share income dividends.

The Municipal Market Environment

During the six months ended November 30, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 75 basis points (0.75%) to approximately 5% by the end of November.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt investments back to various world equity markets. US Treasury security yields rose through mid-November to approximately 5.375%. However, the resumption of the decline in foreign financial markets, particularly in Asia, as well as renewed concerns of additional US economic weakness, led to a further lowering of short-term interest rates by the Federal Reserve Board in mid-November. These factors pushed taxable interest rates lower for the remainder of the period to end November at 5.07%. During the six-month period ended November 30, 1998, long-term US Treasury bond yields declined approximately 70 basis points.

During much of the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of nearly 10% compared to the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended November 30, 1998, just under $60 billion in new long-term municipal bonds were underwritten, a decline of 10% compared to the same quarter a year ago. During the month of November, there were less than $20 billion in new municipal bond securities issued, a decline of over 8% compared to November 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended November 30, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined approximately 30 basis points to 5.09% by early October. Municipal bond yields then rose during the remainder of October and November and ended the period at 5.25%. Over the past six months, long-term tax-exempt bond yields declined approximately 15 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe-haven status enjoyed by US Treasury bonds caused municipal bond yields to rise relative to US Treasury bond yields. At November 30, 1998, long-term tax-exempt bond yields were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

During the six months ended November 30, 1998, portfolio activity continued to reflect our efforts to reduce holdings that possessed unattractive redemption features as well as those perceived to be vulnerable to the continuing deterioration in the global economic outlook. We generally limited high-yield purchases to industry sectors with limited exposure to international economic and financial disruptions. Accordingly, the electric utility sector was particularly attractive to us. In addition, we favored this sector because of the perception that its fundamental credit outlook continues to improve.

Municipal credit spreads have widened somewhat over the last few months, reflecting wider spreads in the taxable arena. Much of this has occurred only with corporate-related tax-exempt debt, reflecting concerns over the impending slide in earnings growth. Thus far, the impact has been relatively modest, perhaps attesting to the extent of demand for yield in an otherwise increasingly homogenized municipal market.

Nonetheless, we will continue to carefully monitor our existing holdings and the market at large for opportunities to improve the Fund's performance. During the year-end period, numerous high-yield issuers typically rush to market. This could put additional pressure on yield spreads and may well represent an opportunity to move forward in our efforts to restructure the Fund.

In Conclusion

We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

January 5, 1999


                                     2 & 3

                                        MuniAssets Fund, Inc., November 30, 1998

PROXY RESULTS

During the six-month period ended November 30, 1998, MuniAssets Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the stockholders' meeting on September 14, 1998. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                       Shares Voted         Shares Withheld
                                                                            For               From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:   Robert S. Salomon Jr.                10,104,216             202,523
                                    Arthur Zeikel                        10,100,410             206,329
---------------------------------------------------------------------------------------------------------------

                                                                       Shares Voted  Shares Voted  Shares Voted
                                                                            For         Against       Abstain
---------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                     10,124,546      25,906       156,287
---------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's   Face                                                                             Value
STATE                  Ratings  Ratings  Amount    Issue                                                                  (Note 1a)
===================================================================================================================================
Alabama--2.5%            B-      NR*    $ 1,420     Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                                    American Project), 8% due 4/01/2009                                    $  1,587
                         CCC     Ca       4,500     Mobile, Alabama, IDB, Solid Waste Disposal, Revenue Refunding
                                                    Bonds (Mobile Energy Services Co. Project), 6.95% due 1/01/2020           2,340
===================================================================================================================================
Alaska--1.4%             NR*     NR*      2,000     Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess
                                                    Pipeline Corporation), 6.10% due 2/01/2024                                2,123
===================================================================================================================================
Arizona--6.5%            A1+     P1         100     Coconino County, Arizona, PCR, Arizona Public Service (Navajo Project),
                                                    VRDN, AMT, Series A, 3.40% due 10/01/2029 (a)                               100
                         B       B2       2,500     Coconino County, Arizona, PCR, Refunding (Tucson Electric Power Navajo
                                                    Corporation), Series B, 7% due 10/01/2032                                 2,792
                         NR*     B1       3,000     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                    (America West Airlines, Inc.), AMT, 6.30% due 4/01/2023                   3,107
                         B       B2       2,000     Pima County, Arizona, IDA, Industrial Revenue Bonds (Tucson
                                                    Electric Power Company Project), Series B, 6% due 9/01/2029               2,015
                         NR*     NR*      1,880     Show-Low, Arizona, Improvement District No. 5, 6.375% due 1/01/2015       2,001
===================================================================================================================================
California--4.0%         NR*     NR*      3,305     Long Beach, California, Redevelopment Agency, M/F Housing Revenue
                                                    Bonds (Pacific Court Apartments), AMT, Issue B, 6.80%
                                                    due 9/01/2013 (d)                                                         1,818
                         AA      Aa2      2,000     Metropolitan Water District, Southern California, Waterworks
                                                    Revenue Bonds, RIB, 7.864% due 2/07/2003 (b)(c)                           2,348
                         NR*     NR*      1,790     Pleasanton, California, Joint Powers Financing Authority,
                                                    Reassessment Subordinated Revenue Bonds, Series B, 6.60%
                                                    due 9/02/2008                                                             1,951
===================================================================================================================================
Colorado--4.9%           NR*     NR*      1,000     Colorado Postsecondary Educational Facilities Authority Revenue
                                                    Bonds (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/2017         1,182
                         NR*     NR*      2,500     Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                    Bonds (Downtown Denver), AMT, Series A, 7.75% due 9/01/2016               2,795
                         NR*     NR*      3,170     Mountain Village Metropolitan District, Colorado, San Miguel
                                                    County, 7.40% due 12/15/2000 (c)                                          3,462
===================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes


                                     4 & 5

                                        MuniAssets Fund, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face                                                                             Value
STATE                  Ratings  Ratings  Amount    Issue                                                                  (Note 1a)
===================================================================================================================================
Connecticut--5.3%        B+      Ba3    $ 5,000     Connecticut State Development Authority, PCR, Refunding
                                                    (Connecticut Light & Power Co.), Series A, 5.85% due 9/01/2028         $  5,033
                         NR*     NR*      1,000     Connecticut State Health and Educational Facilities Authority
                                                    Revenue Bonds (Edgehill Issue), Series A, 6.875% due 7/01/2027            1,078
                         NR*     NR*      1,920     Eastern Connecticut, State Regional Educational Service Center,
                                                    6.50% due 5/15/2009                                                       2,035
===================================================================================================================================
District of              BB-     NR*      1,700     District of Columbia, COP, 6.875% due 1/01/2003                           1,777
Columbia--1.2%
===================================================================================================================================
Florida--1.1%            NR*     NR*      1,625     North Springs Improvement District, Florida, Special Assessment
                                                    Revenue Bonds (Parkland Isles Project), Series B, 6.25% due
                                                    5/01/2005                                                                 1,669
===================================================================================================================================
Georgia--1.4%            NR*     NR*      1,900     Hancock County, Georgia, COP, 8.50% due 4/01/2015                         2,191
===================================================================================================================================
Illinois--5.3%           NR*     NR*      2,370     Illinois Development Finance Authority Revenue Bonds (Primary
                                                    Health Care Centers--Facilities Acquisition Program), 7.50%
                                                    due 12/01/2006                                                            2,571
                                                    Illinois Health Facilities Authority Revenue Bonds:
                         BBB+    NR*      1,000       (Community Hospital of Ottawa Project), 6.75% due 8/15/2014             1,097
                         BBB+    NR*      2,000       (Community Hospital of Ottawa Project), 6.85% due 8/15/2024             2,199
                         NR*     Baa1     2,150       (Holy Cross Hospital Project), 6.70% due 3/01/2014                      2,343
===================================================================================================================================
Indiana--2.1%            NR*     A2       3,000     Indiana Health Facility Financing Authority, Hospital Revenue
                                                    Refunding Bonds (Saint Anthony Medical Center), Series A, 7%
                                                    due 10/01/2017                                                            3,262
===================================================================================================================================
Iowa--0.7%               NR*     NR*        800     Iowa Finance Authority, Health Care Facilities, Revenue Refunding
                                                    Bonds (Care Initiatives Project), 9.25% due 7/01/2025                     1,078
===================================================================================================================================
Louisiana--3.7%          NR*     A3       1,700     Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                    Facilities Revenue Refunding Bonds (Trunkline Long Company
                                                    Project), 7.75% due 8/15/2022                                             1,923
                         B+      NR*      3,500     Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                    Company Project), 7.50% due 7/01/2013                                     3,733
===================================================================================================================================
Maryland--2.1%           NR*     NR*      3,000     Maryland State Energy Financing Administration, Limited Obligation
                                                    Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40%
                                                    due 9/01/2019                                                             3,139
===================================================================================================================================
Massachusetts--7.1%      NR*     Caa        945     Massachusetts State Health and Educational Facilities Authority
                                                    Revenue Bonds (New England Memorial Hospital Project), Series C,
                                                    7% due 4/01/2014                                                            945
                                                    Massachusetts State Industrial Finance Agency Revenue Bonds:
                         NR*     Ba2      2,850       (Bay Cove Human Services Inc.), 8.375% due 4/01/2019                    3,399
                         BBB-    Ba1      1,815       (Vinfen Corporation), 7.10% due 11/15/2018                              2,074
                         NR*     NR*      4,000     Massachusetts State Port Authority, Special Project Revenue Bonds
                                                    (Harborside Hyatt Project), AMT, 10% due 3/01/2026                        4,417
===================================================================================================================================
Michigan--3.2%           A-      A3       2,900     Michigan State Hospital Finance Authority, Revenue Refunding
                                                    Bonds (Detroit Medical Center Obligation Group), Series A,
                                                    6.50% due 8/15/2018                                                       3,174
                         NR*     NR*      1,500     Wayne Charter County, Michigan, Special Airport Facilities, Revenue
                                                    Refunding Bonds (Northwest Airlines, Inc.), 6.75% due 12/01/2015          1,648
===================================================================================================================================
Minnesota--0.7%          AA      Aa2        960     Minnesota State, HFA, S/F Mortgage Revenue Bonds, Series Q, 6.70%
                                                    due 1/01/2017                                                             1,030
===================================================================================================================================
Mississippi--1.0%        BBB-    Ba1      1,500     Mississippi Business Finance Corporation, PCR, Refunding (System
                                                    Energy Resources Inc.), 5.875% due 4/01/2022                              1,500
===================================================================================================================================
Missouri--1.1%           NR*     Baa      1,500     Missouri State Health and Educational Facilities Authority, Health
                                                    Facilities Revenue Bonds (Jefferson Memorial Hospital Obligation
                                                    Group), 6.80% due 5/15/2025                                               1,646
===================================================================================================================================
Nevada--0.2%             A1+     P1         300     Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                    Pacific Power Co. Project), VRDN, AMT, 3.45% due 12/01/2020 (a)             300
===================================================================================================================================
New Jersey--11.1%                                   Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                    Bonds (Holt Hauling and Warehousing), Series A:
                         BB-     NR*      1,000       9.625% due 1/01/2011                                                    1,235
                         BB-     NR*      3,800       9.875% due 1/01/2021                                                    4,746
                                                    Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Bonds, AMT:
                         B-      B2       3,000       Series A, 7.50% due 12/01/2010                                          3,022
                         B-      B2         500       Series B, 7.50% due 12/01/2009                                            505
                         NR*     NR*      1,000     New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                    7% due 10/01/2014                                                         1,105
                                                    New Jersey EDA, Revenue Bonds:
                         NR*     NR*      1,000       (First Mortgage--Cranes Mill Project), Series A, 7.375% due
                                                      2/01/2017                                                               1,111
                         BBB-    NR       1,000       (First Mortgage--Fellowship Village Project), Series C, 5.50% due
                                                      1/01/2028                                                                 969
                         NR*     NR*      2,000       (Glimcher Properties LP Project), 6% due 11/01/2028                     2,002
                         NR*     NR*      2,500       (Kapkowski Road Landfill), Series A, 6.375% due 4/01/2031               2,461
===================================================================================================================================
New Mexico--1.7%         BB+     Ba1      2,500     Farmington, New Mexico, PCR, Refunding (Public Service Company),
                                                    Series A, 5.80% due 4/01/2022                                             2,551
===================================================================================================================================
New York--2.8%           NR*     NR*      1,500     Port Authority of New York and New Jersey, Special Obligation
                                                    Revenue Bonds (Special Project--KIAC), AMT, Series 4, 5th
                                                    Installment, 6.75% due 10/01/2019                                         1,647
                                                    Utica, New York, Public Improvement Bonds, UT:
                         CCC     B2         700       9.25% due 8/15/2001                                                       771
                         CCC     B2         700       9.25% due 8/15/2002                                                       786
                         CCC     B2         700       9.25% due 8/15/2003                                                       799
                         CCC     B2         250       8.50% due 8/15/2015                                                       292
===================================================================================================================================
Ohio--5.8%               NR*     A2       1,000     Butler County, Ohio, Hospital Facilities Revenue and Refunding
                                                    Improvement Bonds (Middletown Hospital), 5% due 11/15/2028                  974
                         BB      Ba2      4,750     Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                    (Continental Airlines, Inc.), AMT, 5.70% due 12/01/2019                   4,600
                                                    Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                                    Project), AMT:
                         BBB     P1       1,000       5.60% due 8/01/2032                                                     1,001
                         BBB     Ba1      1,000       5.65% due 3/01/2033                                                       987
                         NR*     NR*      1,400     Ohio State Water Development Authority, Solid Waste Disposal
                                                    Revenue Bonds (Bay Shore Power Project), AMT, Series A, 5.875%
                                                    due 9/01/2020                                                             1,410
===================================================================================================================================


                                     6 & 7

                                        MuniAssets Fund, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's   Face                                                                             Value
STATE                  Ratings  Ratings  Amount    Issue                                                                  (Note 1a)
===================================================================================================================================
Oregon--2.0%             NR*     VMIG1+  $  100     Oregon State Health, Housing, Educational and Cultural
                                                    Facilities Authority Revenue Bonds (Guide Dogs for the Blind),
                                                    VRDN, Series A, 3.20% due 7/01/2025 (a)                                 $   100
                         NR*     NR*        700     Western Generation Agency, Oregon, Revenue Bonds (Wauna
                                                    Cogeneration Project), Series A, 7.125% due 1/01/2021                       759
                         B-      NR*      2,000     Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation
                                                    Project), 8% due 12/01/2003                                               2,210
===================================================================================================================================
Pennsylvania--6.3%       NR*     NR*      1,500     Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                    Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023           1,499
                         NR*     NR*      3,000     Pennsylvania Economic Development Financing Authority, Recycling
                                                    Revenue Bonds (Ponderosa Fibres Project), AMT, Series A,
                                                    9.25% due 1/01/2022 (d)                                                   1,950
                         NR*     NR*      1,455     Pennsylvania State Higher Educational Facilities Authority,
                                                    Eastern College and University Revenue Refunding Bonds, 8%
                                                    due 10/15/2015                                                            1,742
                         NR*     NR*      4,000     Philadelphia, Pennsylvania, Authority for IDR, Refunding (Commercial
                                                    Development--Philadelphia Airport), AMT, 7.75% due 12/01/2017             4,501
===================================================================================================================================
Texas--5.9%              BB-     Ba1      4,500     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                 4,670
                         AAA     Aaa      3,500     Odessa, Texas, Junior College District, Revenue Refunding Bonds,
                                                    Series A, 8.125% due 6/01/2005 (c)                                        4,328
===================================================================================================================================
Vermont--2.3%            NR*     NR*      3,015     Vermont Educational and Health Buildings Financing Agency Revenue
                                                    Bonds (College of Saint Joseph's Project), 8.50% due 11/01/2024           3,480
===================================================================================================================================
Virginia--7.8%           NR*     NR*      1,500     Dulles Town Center Community Development Authority, Virginia,
                                                    Special Assessment Tax (Dulles Town Center Project), 6.25% due
                                                    3/01/2026                                                                 1,531
                                                    Pittsylvania County, Virginia, IDA, Multi-Trade Revenue Bonds,
                                                    AMT, Series A:
                         NR*     NR*      1,700       7.50% due 1/01/2014                                                     1,877
                         NR*     NR*      1,000       7.55% due 1/01/2019                                                     1,103
                                                    Pocahontas Parkway Association, Virginia, Connector Toll Road
                                                    Revenue Bonds (Route 895):
                         BBB-    Baa3    48,400       Series B, 5.95%** due 8/15/2032                                         6,806
                         NR*     Ba1      6,200       Series C, 6.25%** due 8/15/2032                                           779
===================================================================================================================================
                         Total Investments (Cost--$148,809)--101.2%                                                         155,191

                         Liabilities in Excess of Other Assets--(1.2%)                                                       (1,830)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $153,361
                                                                                                                           ========
===================================================================================================================================

            (a)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1998.
            (b)   The interest rate is subject to change periodically and
                  inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1998.
            (c)   Prerefunded.
            (d)   Non-income producing security.
            *     Not Rated.
            **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
            +     Highest short-term rating by Moody's Investors Service, Inc.

                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of November 30, 1998
====================================================================================================================================
Assets:         Investments, at value (identified cost -- $148,808,640) (Note 1a) .....................                $155,190,871
                Cash ..................................................................................                      97,480
                Interest receivable ...................................................................                   2,821,600
                Prepaid expenses and other assets .....................................................                      22,692
                                                                                                                       ------------
                Total assets ..........................................................................                 158,132,643
                                                                                                                       ------------
====================================================================================================================================
Liabilities:    Payables:
                  Securities purchased ................................................................  $ 4,667,333
                  Investment adviser (Note 2) .........................................................       66,865      4,734,198
                                                                                                         -----------
                Accrued expenses and other liabilities ................................................                      37,359
                                                                                                                       ------------
                Total liabilities .....................................................................                   4,771,557
                                                                                                                       ------------
====================================================================================================================================
Net Assets:     Net assets ............................................................................                $153,361,086
                                                                                                                       ============
====================================================================================================================================
Capital:        Common Stock, par value $.10 per share; 200,000,000 shares authorized; 10,432,191
                shares issued and outstanding (Note 4) ................................................                $  1,043,220
                Paid-in capital in excess of par ......................................................                 148,531,655
                Undistributed investment income--net ..................................................                     708,460
                Accumulated realized capital losses on investments--net (Note 5) ......................                  (3,304,480)
                Unrealized appreciation on investments--net ...........................................                   6,382,231
                                                                                                                       ------------
                Total capital--Equivalent to $14.70 net asset value per share of Common Stock (market
                price--$14.75) ........................................................................                $153,361,086
                                                                                                                       ============
====================================================================================================================================

                  See Notes to Financial Statements.


                                     8 & 9

                                        MuniAssets Fund, Inc., November 30, 1998

STATEMENT OF OPERATIONS

                      For the Six Months Ended November 30, 1998
==================================================================================================================================
Investment            Interest and amortization of premium and discount earned ..................                     $  4,900,651
Income (Note 1d):
==================================================================================================================================
Expenses:             Investment advisory fees (Note 2) .........................................   $    424,014
                      Professional fees .........................................................         29,164
                      Directors' fees and expenses ..............................................         19,131
                      Transfer agent fees (Note 2) ..............................................         17,492
                      Accounting services (Note 2) ..............................................         17,103
                      Listing fees ..............................................................         11,526
                      Printing and shareholder reports ..........................................         10,152
                      Custodian fees ............................................................          5,916
                      Pricing fees ..............................................................          5,841
                      Other .....................................................................          5,966
                                                                                                    ------------
                      Total expenses ............................................................                          546,305
                                                                                                                      ------------
                      Investment income--net ....................................................                        4,354,346
                                                                                                                      ------------
==================================================================================================================================
Realized &            Realized gain on investments--net .........................................                        2,630,091
Unrealized            Change in unrealized appreciation on investments--net .....................                       (3,286,517)
Gain (Loss) on                                                                                                        ------------
Investments--Net      Net Increase in Net Assets Resulting from Operations ......................                     $  3,697,920
(Notes 1b, 1d & 3):                                                                                                   ============
==================================================================================================================================

                  See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six     For the
                                                                                                    Months Ended    Year Ended
                   Increase (Decrease) in Net Assets:                                              Nov. 30, 1998   May 31, 1998
===============================================================================================================================
Operations:        Investment income--net .......................................................   $  4,354,346   $  8,733,645
                   Realized gain on investments--net ............................................      2,630,091      2,000,762
                   Change in unrealized appreciation on investments--net ........................     (3,286,517)     4,412,572
                                                                                                    ------------   ------------
                   Net increase in net assets resulting from operations .........................      3,697,920     15,146,979
                                                                                                    ------------   ------------
===============================================================================================================================
Dividends to       Investment income--net .......................................................     (4,395,018)    (8,830,400)
Shareholders                                                                                        ------------   ------------
(Note 1e):         Net decrease in net assets resulting from dividends to shareholders ..........     (4,395,018)    (8,830,400)
                                                                                                    ------------   ------------
===============================================================================================================================
Common Stock       Value of shares issued to Common Stock shareholders in reinvested dividends ..        111,278             --
Transactions                                                                                        ------------   ------------
(Note 4):
===============================================================================================================================
Net Assets:        Total increase (decrease) in net assets ......................................       (585,820)     6,316,579
                   Beginning of period ..........................................................    153,946,906    147,630,327
                                                                                                    ------------   ------------
                   End of period* ...............................................................   $153,361,086   $153,946,906
                                                                                                    ============   ============
===============================================================================================================================
                 * Undistributed investment income--net .........................................   $    708,460   $    749,132
                                                                                                    ============   ============
===============================================================================================================================

                  See Notes to Financial Statements.


                                    10 & 11

                                        MuniAssets Fund, Inc., November 30, 1998

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have      For the
                     been derived from information provided in the    Six Months                  For the Year
                     financial statements.                              Ended                     Ended May 31,
                                                                       Nov. 30,    --------------------------------------------
                     Increase (Decrease) in Net Asset Value:             1998         1998       1997        1996        1995
===============================================================================================================================
Per Share            Net asset value, beginning of period ...........  $  14.77    $  14.16    $  13.74    $  13.73    $  13.40
Operating                                                              --------    --------    --------    --------    --------
Performance:           Investment income--net .......................       .42         .84         .84         .88         .87
                       Realized and unrealized gain (loss) on
                       investments--net .............................      (.07)        .62         .42         .03         .33
                                                                       --------    --------    --------    --------    --------
                     Total from investment operations ...............       .35        1.46        1.26         .91        1.20
                                                                       --------    --------    --------    --------    --------
                     Less dividends from investment income--net .....      (.42)       (.85)       (.84)       (.89)       (.85)
                                                                       --------    --------    --------    --------    --------
                     Capital charge resulting from issuance of
                     Common Stock ...................................        --          --          --        (.01)       (.02)
                                                                       --------    --------    --------    --------    --------
                     Net asset value, end of period .................  $  14.70    $  14.77    $  14.16    $  13.74    $  13.73
                                                                       ========    ========    ========    ========    ========
                     Market price per share, end of period ..........  $  14.75    $  13.75    $ 12.625    $ 12.375    $ 11.875
                                                                       ========    ========    ========    ========    ========
===============================================================================================================================
Total Investment     Based on net asset value per share .............      2.48%++    10.87%      10.11%       7.46%       9.93%
Return:**                                                              ========    ========    ========    ========    ========
                     Based on market price per share ................     10.46%++    15.76%       9.01%      11.91%       4.00%
                                                                       ========    ========    ========    ========    ========
===============================================================================================================================
Ratios to Average    Expenses, net of reimbursement .................       .71%*       .75%        .76%        .55%        .50%
Net Assets:                                                            ========    ========    ========    ========    ========
                     Expenses .......................................       .71%*       .75%        .76%        .77%        .85%
                                                                       ========    ========    ========    ========    ========
                     Investment income--net .........................      5.65%*      5.75%       6.06%       6.24%       6.54%
                                                                       ========    ========    ========    ========    ========
===============================================================================================================================
Supplemental         Net assets, end of period (in thousands) .......  $153,361    $153,947    $147,630    $143,195    $143,169
Data:                                                                  ========    ========    ========    ========    ========
                     Portfolio turnover .............................     21.35%      36.39%      45.15%      42.72%      55.51%
                                                                       ========    ========    ========    ========    ========
===============================================================================================================================

            *     Annualized.
            **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a


                                    12 & 13

                                        MuniAssets Fund, Inc., November 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% based upon the average weekly value of the Fund's net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1998 were $35,120,992 and $32,990,089, respectively.

Net realized gains for the six months ended November 30, 1998 and net unrealized gains as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                      Realized     Unrealized
                                                        Gains         Gains
--------------------------------------------------------------------------------
Long-term investments ...........................    $2,630,091    $6,382,231
                                                     ----------    ----------
Total ...........................................    $2,630,091    $6,382,231
                                                     ==========    ==========
--------------------------------------------------------------------------------

As of November 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $6,382,231, of which $10,793,260 related to appreciated securities and $4,411,029 related to depreciated securities. The aggregate cost of investments at November 30, 1998 for Federal income tax purposes was $148,808,640.

4. Common Stock Transactions:

At November 30, 1998, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the six months ended November 30, 1998 increased by 7,575 due to dividend reinvestment and during the year ended May 31, 1998 remained constant.

5. Capital Loss Carryforward:

At May 31, 1998, the Fund had a net capital loss carryforward of approximately $5,155,000, of which $373,000 expires in 2003 and $4,782,000 expires in 2004.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On December 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067910 payable on December 30, 1998 to shareholders of record as of December 23, 1998.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol

MUA


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16716--11/98

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